Schedule of Investments

AllianzGI Artificial Intelligence & Technology Opportunities Fund

May 31, 2020 (unaudited)

Shares		Value^
COMMON STOCK—46.2%
Airlines—0.5%
69,885	Delta Air Lines, Inc.	$1,761,801
55,045	Southwest Airlines Co.	1,766,944

		3,528,745

Auto Components—0.9%
85,770	Aptiv PLC	6,462,770

Banks—1.5%
120,700	Citigroup, Inc.	5,782,737
56,040	JPMorgan Chase & Co.	5,453,252

		11,235,989

Capital Markets—0.7%
27,700	Goldman Sachs Group, Inc.	5,442,773

Communications Equipment—0.3%
17,270	Motorola Solutions, Inc.	2,337,149

Consumer Finance—0.6%
18,000	LendingTree, Inc. (d)	4,680,360

Electronic Equipment, Instruments & Components—2.0%
12,350	Cognex Corp.	700,739
571,025	Flex Ltd. (d)	5,544,653
66,600	Keysight Technologies, Inc. (d)	7,201,458
36,330	Trimble, Inc. (d)	1,421,229

		14,868,079

Entertainment—1.3%
84,835	Roku, Inc. (d)	9,290,281

Equity Real Estate Investment Trusts (REITs)—1.3%
13,295	Equinix, Inc.	9,274,991

Healthcare Equipment & Supplies—0.4%
4,910	Intuitive Surgical, Inc. (d)	2,847,947

Healthcare Providers & Services—4.6%
46,520	Anthem, Inc.	13,681,997
75,150	Centene Corp. (d)	4,978,688
48,675	UnitedHealth Group, Inc.	14,838,574

		33,499,259

Hotels, Restaurants & Leisure—1.8%
74,095	Hilton Worldwide Holdings, Inc.	5,876,474
94,045	Starbucks Corp.	7,334,570

		13,211,044

Industrial Conglomerates—1.0%
50,850	Honeywell International, Inc.	7,416,473

Insurance—0.5%
45,175	Progressive Corp.	3,509,194

Interactive Media & Services—2.3%
5,105	Alphabet, Inc., Class A (d)	7,318,120
38,340	Facebook, Inc., Class A (d)	8,629,951
40,505	TripAdvisor, Inc.	780,936

		16,729,007

Internet & Direct Marketing Retail—2.0%
6,185	Amazon.com, Inc. (d)	15,106,058

IT Services—4.4%
34,105	Mastercard, Inc., Class A	10,261,854
32,085	Okta, Inc. (d)	6,275,184
28,295	Twilio, Inc., Class A (d)	5,591,092
53,050	Visa, Inc., Class A	10,357,482

		32,485,612

Life Sciences Tools & Services—0.7%
35,510	IQVIA Holdings, Inc. (d)	5,309,455

Machinery—1.3%
60,715	Deere & Co.	9,235,966

Semiconductors & Semiconductor Equipment—10.8%
72,770	Analog Devices, Inc.	8,219,372
127,230	Applied Materials, Inc.	7,147,781
101,635	Cohu, Inc.	1,530,623
105,640	Intel Corp.	6,647,925
27,725	Lam Research Corp.	7,587,501
462,055	Marvell Technology Group Ltd.	15,072,234
42,600	Maxim Integrated Products, Inc.	2,457,168
112,105	Micron Technology, Inc. (d)	5,370,951
50,215	MKS Instruments, Inc.	5,304,210
19,780	NVIDIA Corp.	7,022,296
96,160	NXP Semiconductors NV	9,240,976
28,330	Skyworks Solutions, Inc.	3,358,238

		78,959,275

Software—6.6%
60,655	Cadence Design Systems, Inc. (d)	5,537,195
39,780	Crowdstrike Holdings, Inc., Class A (d)	3,493,082
86,665	Microsoft Corp.	15,881,361
36,270	New Relic, Inc. (d)	2,399,261
57,580	Salesforce.com, Inc. (d)	10,064,408
14,625	ServiceNow, Inc. (d)	5,673,476
8,910	Trade Desk, Inc., Class A (d)	2,776,000
15,150	Workday, Inc., Class A (d)	2,778,964

		48,603,747

Technology Hardware, Storage & Peripherals—0.7%
92,985	Seagate Technology PLC	4,931,924

	Total Common Stock (cost-$339,464,315)	338,966,098

Principal Amount (000s)
CONVERTIBLE BONDS & NOTES—45.4%
Airlines—0.6%
$3,780	Southwest Airlines Co., 1.25%, 5/1/25	4,269,037

Auto Components—0.9%
6,250	Meritor, Inc., 3.25%, 10/15/37	6,178,103

Auto Manufacturers—1.4%
4,485	Tesla, Inc., 1.25%, 3/1/21	10,513,553

Biotechnology—0.5%
2,600	Illumina, Inc., 0.50%, 6/15/21	3,822,242

Commercial Services—2.6%
4,500	2U, Inc., 2.25%, 5/1/25 (a)(b)	6,471,563
4,500	Chegg, Inc., 0.125%, 3/15/25	5,933,824
5,500	Square, Inc., 0.50%, 5/15/23	6,883,339

		19,288,726

Computers—3.1%
5,625	CyberArk Software Ltd., zero coupon, 11/15/24 (a)(b)	5,347,442
5,500	Lumentum Holdings, Inc., 0.50%, 12/15/26 (a)(b)	5,514,413
6,250	Pure Storage, Inc., 0.125%, 4/15/23	6,180,772
4,500	Rapid7, Inc., 1.25%, 8/1/23	5,872,408

		22,915,035

Electronics—0.9%
6,500	OSI Systems, Inc., 1.25%, 9/1/22	6,202,094

Healthcare-Products—2.1%
4,400	CONMED Corp., 2.625%, 2/1/24	4,687,155
5,850	Insulet Corp., 0.375%, 9/1/26 (a)(b)	6,299,607
3,500	Natera, Inc., 2.25%, 5/1/27 (a)(b)	4,632,440

		15,619,202

Healthcare-Services—0.7%
5,000	Teladoc Health, Inc., 1.25%, 6/1/27 (a)(b)	5,250,374

Internet—4.7%
5,550	IAC FinanceCo 3, Inc., 2.00%, 1/15/30 (a)(b)	6,463,260
5,600	Palo Alto Networks, Inc., 0.75%, 7/1/23	6,196,469
6,900	Proofpoint, Inc., 0.25%, 8/15/24 (a)(b)	6,997,534
7,000	Snap, Inc., 0.75%, 8/1/26 (a)(b)	7,503,377
7,000	Zillow Group, Inc., 1.50%, 7/1/23	7,144,200

		34,304,840

Media—2.0%
5,000	DISH Network Corp., 3.375%, 8/15/26	4,418,245
	Liberty Media Corp.,
5,000	1.00%, 1/30/23	5,654,410
5,000	2.75%, 12/1/49 (a)(b)	4,535,876

		14,608,531

Pharmaceuticals—1.9%
5,490	DexCom, Inc., 0.25%, 11/15/25 (a)(b)	5,459,281
4,900	Horizon Pharma Investment Ltd., 2.50%, 3/15/22	8,651,562

		14,110,843

Semiconductors—5.0%
3,515	Cree, Inc., 1.75%, 5/1/26 (a)(b)	4,551,925
3,400	Inphi Corp., 0.75%, 4/15/25 (a)(b)	4,230,147
9,500	Microchip Technology, Inc., 1.625%, 2/15/27	12,811,303
10,650	ON Semiconductor Corp., 1.625%, 10/15/23	11,833,497
3,000	Veeco Instruments, Inc., 3.75%, 6/1/27 (a)(b)	3,194,616

		36,621,488

Software—17.4%
5,400	Akamai Technologies, Inc., 0.125%, 5/1/25	6,706,565
5,400	Alteryx, Inc., 0.50%, 8/1/24 (a)(b)	5,679,259
2,500	Atlassian, Inc., 0.625%, 5/1/23	6,305,625
3,500	Bandwidth Inc,, 0.25%, 3/1/26 (a)(b)	4,652,730
6,000	Benefitfocus, Inc., 1.25%, 12/15/23	4,287,617
4,000	Cerence, Inc., 3.00%, 6/1/25 (a)(b)	4,244,040
3,500	Cloudflare, Inc., 0.75%, 5/15/25 (a)(b)	3,725,482
4,100	Coupa Software, Inc., 0.125%, 6/15/25 (a)(b)	6,309,271
5,500	Datadog, Inc., 0.125%, 6/15/25 (a)(b)	5,794,085
3,600	DocuSign, Inc., 0.50%, 9/15/23	7,202,560
5,500	Envestnet, Inc., 1.75%, 6/1/23	6,743,852
5,600	Everbridge, Inc., 0.125%, 12/15/24 (a)(b)	7,920,681
6,000	j2 Global, Inc., 1.75%, 11/1/26 (a)(b)	5,456,766
4,900	LivePerson, Inc., 0.75%, 3/1/24	5,726,287
2,000	Model N, Inc., 2.625%, 6/1/25 (a)(b)	2,283,500
4,000	MongoDB, Inc., 0.25%, 1/15/26 (a)(b)	5,150,334
7,000	Nutanix, Inc., zero coupon, 1/15/23	6,208,882
4,000	Pegasystems, Inc., 0.75%, 3/1/25 (a)(b)	4,081,282
4,000	RealPage, Inc., 1.50%, 5/15/25	4,391,778
6,500	RingCentral, Inc., zero coupon, 3/1/25 (a)(b)	6,735,625
1,500	Sea Ltd., 2.375%, 12/1/25 (a)(b)	1,695,436
6,500	Splunk, Inc., 0.50%, 9/15/23	8,954,217
6,000	Zynga, Inc., 0.25%, 6/1/24 (a)(b)	7,475,953

		127,731,827

Telecommunications—1.6%
5,000	Viavi Solutions, Inc., 1.00%, 3/1/24	5,527,392
6,285	Vonage Holdings Corp., 1.75%, 6/1/24 (a)(b)	6,027,207

		11,554,599

	Total Convertible Bonds & Notes (cost—$314,703,959)	332,990,494

Shares
CONVERTIBLE PREFERRED STOCK—6.0%
Banks—0.9%
5,100	Wells Fargo & Co., 7.50%, Ser. L (c)	6,885,000

Diversified Financial Services—0.4%
2,500	2020 Mandatory Exchangeable Trust, 6.50%, 5/16/23 (a)(b)	2,707,000

Equity Real Estate Investment Trusts (REITs)—1.5%
7,300	Crown Castle International Corp., 6.875%, 8/1/20, Ser. A	11,104,030

Healthcare-Products—1.5%
9,400	Danaher Corp., 4.75%, 4/15/22, Ser. A	11,347,492

Semiconductors—1.7%
11,250	Broadcom, Inc., 8.00%, 9/30/22, Ser. A	12,216,937

	Total Convertible Preferred Stock (cost—$41,942,270)	44,260,459

Principal Amount (000s)
Repurchase Agreements—4.1%
$30,280	State Street Bank and Trust Co., dated 5/29/20, 0.00%, due 6/1/20, proceeds $30,280,000; collateralized by U.S. Treasury Inflation Indexed Notes, 0.125%, due 4/15/25, valued at $30,889,525 including accrued interest (cost—$30,280,000)	30,280,000

	Total Investments (cost—$726,390,544) (e)—101.7%	746,497,051

	Liabilities in excess of other assets—(1.7)%	(12,642,335)

	Net Assets—100.0%	$733,854,716

Notes to Schedule of Investments:

^

Portfolio securities and other financial instruments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, based on quotes or other market information obtained from quotation reporting systems, established market makers or independent pricing services. Investments in mutual funds are valued at the net asset value (“NAV”) as reported on each business day, and under normal circumstances. AllianzGI Artificial Intelligence & Technology Opportunities Fund’s (the “Fund”) investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees of the Fund (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available (including in cases where available market quotations are deemed to be unreliable), and has delegated primary responsibility for applying the valuation methods to the investment manager. Allianz Global Investors U.S. LLC (the “Investment Manager”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Investment Manager monitors the continued appropriateness of methods applied and identifies circumstances and events that may require fair valuation. The Investment Manager determines if adjustments should be made in light of market changes, events affecting the issuer or other factors. If the Investment Manager determines that a valuation method may no longer be appropriate, another valuation method previously approved by the Fund’s Valuation Committee may be selected or the Fund’s Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Fund’s Valuation Committee.

Short-term debt investments having a remaining maturity of 60 days or less are valued at amortized cost unless the Board or its Valuation Committee determines that particular circumstances dictate otherwise.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern Time) on the NYSE on each day the NYSE is open for business. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the NAV of the Fund is calculated. With respect to certain foreign securities, the Fund may fair value securities using modeling tools provided by third-party vendors, where appropriate. The Fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Fund for foreign securities may differ from the value realized from the sale of those securities and the difference could be material. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the NAV of the Fund may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $156,390,506, representing 21.3% of net assets.

(b)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Securities with an aggregate value of $156,390,506, representing 21.3% of net assets.

(c)	Perpetual maturity. The date shown, if any, is the next call date.

(d)	Non-income producing.

(e)

At May 31, 2020, the cost basis of portfolio securities for federal income tax purposes was $726,425,947. Gross unrealized appreciation was $60,862,013; gross unrealized depreciation was $40,790,909; and net unrealized appreciation was $20,071,104. The difference between book and tax cost was attributable to wash sale loss deferrals and differing treatment of bond premium amortization.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•

Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3 – valuations based on significant unobservable inputs (including the Investment Manager’s or the Fund’s Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the three months ended May 31, 2020 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with accounting principles generally accepted in the United States of America.

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Convertible Bonds & Notes — Convertible bonds & notes are valued by independent pricing services based on various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at May 31, 2020 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 5/31/20
Investments in Securities—Assets
Common Stock	$338,966,098	$—	—	$338,966,098
Convertible Bonds & Notes	—	332,990,494	—	332,990,494
Convertible Preferred Stock	44,260,459	—	—	44,260,459
Repurchase Agreements	—	30,280,000	—	30,280,000

Totals	$383,226,557	$363,270,494	—	$746,497,051

Glossary:

REIT—Real Estate Investment Trust